Exhibit 99.1
REALNETWORKS ANNOUNCES FIRST QUARTER 2013 RESULTS

SEATTLE - May 1, 2013 - RealNetworks, Inc. (Nasdaq: RNWK) today announced results for the first quarter ended March 31, 2013.
Quarterly Summary:

•	Revenue of $56.8 million

•	Net loss of $(11.7) million or $(0.33) per share

•	Adjusted EBITDA of $(3.0) million

•	Cash and short-term investments of $260.6 million as of March 31, 2013

"We continue to execute our turnaround plans to put RealNetworks on a path to growth and sustainable profitability," said Rob Glaser, Chairman and interim CEO of RealNetworks.

First Quarter Results

For the first quarter of 2013, revenue was $56.8 million, a sequential decrease of 16% from the fourth quarter of 2012, and a decrease of 15% compared with the first quarter of 2012. Revenue trends in each of RealNetworks' businesses in the first quarter of 2013 compared with the year-earlier quarter were: a 1% increase in RealPlayer Group revenue to $22.4 million, a 20% decrease in Mobile Entertainment revenue to $20.5 million and a 27% decrease in Games revenue to $13.9 million.

Net loss for the first quarter of 2013 was $(11.7) million, or $(0.33) per share, compared with net loss of $(17.0) million, or $(0.49) per share, in the first quarter of 2012. Adjusted EBITDA loss for the first quarter of 2013 was $(3.0) million, compared with an adjusted EBITDA loss of $(7.4) million for the first quarter of 2012. A reconciliation of GAAP operating income (loss) to adjusted EBITDA is provided in the financial tables that accompany this release.

As of March 31, 2013, RealNetworks had $260.6 million in unrestricted cash, cash equivalents and short-term investments compared with $271.4 million as of Dec. 31, 2012, of which approximately $39.4 million was held in foreign jurisdictions. In addition, RealNetworks had $48.6 million in restricted cash and available-for-sale securities as of March 31, 2013, compared with $44.3 million as of Dec. 31, 2012.

Segment Reorganization

Beginning with the first quarter of 2013, RealNetworks reorganized its financial reporting to reflect changes in how we manage the businesses and changed the way we allocate certain operating expenses within the company to increase efficiency and accountability for financial and operational performance within each business. RealNetworks' 2013 financial results now reflect the new corporate organization with the following reportable segments: (1) the RealPlayer Group, which includes RealPlayer, SuperPass and mobile IP sales; (2) Mobile Entertainment, which includes SaaS services of ringback tones, music on demand, and intercarrier messaging; professional services and systems integration; and Helix software; and (3) Games.

Additionally, more of RealNetworks' corporate costs - such as some of the costs of finance, HR, legal and facilities - are now assigned to each business unit, although certain costs are being retained at the corporate level. On April 22, 2013, RealNetworks filed a report on Form 8-K with a description of the new segments and historical results that reflect those new segments.

Segment Operating Results

	2013	2012	2012
	Q1	Q4	Q1
	(in thousands)
Revenue
RealPlayer Group	22,383	25,838	22,081
Mobile Entertainment	20,495	25,718	25,775
Games	13,915	15,708	19,108
Corporate	—	—	—
Total	56,793	67,264	66,964

Operating Income (loss)
RealPlayer Group	866	6,946	1,542
Mobile Entertainment	552	(882)	(4,507)
Games	(1,737)	(716)	(1,743)
Corporate	(11,107)	(12,236)	(13,834)
Total	(11,426)	(6,888)	(18,542)

Adjusted EBITDA
RealPlayer Group	1,331	7,620	1,985
Mobile Entertainment	3,382	1,687	(2,077)
Games	(1,154)	(71)	(1,084)
Corporate	(6,568)	(5,972)	(6,241)
Total	(3,009)	3,264	(7,417)

Business Outlook

For the second quarter of 2013, RealNetworks expects total revenue of $49 million to $52 million, with all segments declining sequentially and year over year. We expect adjusted EBITDA for the quarter to be a loss of $(7) million to $(10) million.

In the second quarter, we expect to finalize and announce plans to reduce our facilities costs by several millions of dollars per year.  Our outlook for the second quarter does not include any cost reductions or one-time charges that could result from this change.

The foregoing forward-looking statements reflect RealNetworks' expectations as of May 1, 2013. It is not RealNetworks' general practice to update these forward-looking statements until its next quarterly results announcement.

Webcast and Conference Call Information
The company will host an audio Webcast conference call to review results and discuss the company's operations for the first quarter at 5:00 p.m. ET on May 1. The Webcast will be available at: http://investor.realnetworks.com
The on-demand Webcast will be available beginning approximately two hours following the conclusion of the live Webcast.
Conference Call Details
5 p.m. ET / 2 p.m. PT

Dial in:
888-790-3162 Domestic
415-228-4854 International

Passcode: First Quarter Earnings
Leader: Rob Glaser

Telephonic replay will be available until 8 p.m. ET, May 15, 2013.
Replay dial in:
888-566-0589 Domestic
402-998-0696 International

For More Information:

Investors Only:
Marj Charlier, 206-892-6718, or mcharlier@realnetworks.com
Tim Wan, 206-892-6604, or twan@realnetworks.com

Press Only:
Michael Eggerling, RealNetworks, 206-832-6308 or meggerling@realnetworks.com

About RealNetworks:
RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks' corporate information is located at http://www.realnetworks.com/about-us
About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP operating income (loss) to adjusted EBITDA and to adjusted EBITDA by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the first quarter earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements: This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations for future revenue, adjusted EBITDA, plans to undertake, as well as results and benefits from its business restructuring activities, including anticipated changes in headquarters, and strategic initiatives. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. Actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: fluctuations in foreign currencies; RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its strategic initiatives; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities and the reported amounts of revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.
RealNetworks, RealPlayer and GameHouse are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended March 31,

	2013	2012
	(in thousands, except per share data)

Net revenue	$56,793	$66,964

Cost of revenue	20,506	27,427

Gross profit	36,287	39,537

Sale of patents and other technology assets, net of costs (A)	—	(1,580)

Operating expenses:
Research and development	15,251	17,818
Sales and marketing	21,134	23,796
General and administrative	9,946	13,276
Restructuring and other charges	1,382	1,609

Total operating expenses	47,713	56,499

Operating income (loss)	(11,426)	(18,542)

Other income (expenses):
Interest income, net	647	644
Equity in net loss of Rhapsody investment	(2,233)	(368)
Other income (expense), net	109	1,475

Total other income (expense), net	(1,477)	1,751

Income (loss) before income taxes	(12,903)	(16,791)
Income tax expense (benefit)	(1,229)	224

Net income (loss)	$(11,674)	$(17,015)

Basic net income (loss) per share	$(0.33)	$(0.49)
Diluted net income (loss) per share	$(0.33)	$(0.49)

Shares used to compute basic net income (loss) per share	35,343	34,488
Shares used to compute diluted net income (loss) per share	35,343	34,488

(A) On April 5, 2012, RealNetworks completed the sale of certain patents and other technology assets to Intel for a cash purchase of $120.0 million. Because the transaction closed subsequent to March 31, 2012, the gain on the transaction was reflected in our financial statements in the second quarter of 2012. For the first quarter of 2012, $1.6 million of direct costs of the transaction were incurred.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	March 31,	December 31,
	2013	2012
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$136,694	$163,198
Short-term investments	123,894	108,216
Trade accounts receivable, net	28,718	30,754
Deferred costs, current portion	1,297	825
Deferred tax assets - current	2,759	2,869
Prepaid expenses and other current assets	13,266	17,002
Total current assets	306,628	322,864

Equipment, software, and leasehold improvements, at cost:
Equipment and software	95,918	98,041
Leasehold improvements	22,705	22,767
Total equipment, software, and leasehold improvements	118,623	120,808
Less accumulated depreciation and amortization	(92,020)	(91,492)
Net equipment, software, and leasehold improvements	26,603	29,316

Restricted cash equivalents and investments	10,000	10,000
Equity method investment	16,710	19,204
Available for sale securities	38,608	34,334
Other assets	3,331	3,153
Deferred costs, non-current portion	802	531
Deferred tax assets, net, non-current portion	4,803	4,911
Other intangible assets, net	2,837	3,275
Goodwill	6,410	6,309

Total assets	$416,732	$433,897

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$16,910	$19,013
Accrued and other current liabilities	51,847	57,530
Deferred revenue, current portion	8,846	8,675
Total current liabilities	77,603	85,218

Deferred revenue, non-current portion	169	169
Deferred rent	2,026	2,250
Deferred tax liabilities, net, non-current portion	432	432
Other long-term liabilities	2,417	3,100

Total liabilities	82,647	91,169

Shareholders' equity	334,085	342,728

Total liabilities and shareholders' equity	$416,732	$433,897

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Quarters Ended March 31,
	2013	2012
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(11,674)	$(17,015)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	4,888	4,118
Stock-based compensation	2,038	2,343
Equity in net loss of Rhapsody investment	2,233	368
Deferred income taxes, net	(1,559)	(19)
Realized translation gain	—	(1,611)
Other	(75)	(3)
Net change in certain operating assets and liabilities	(2,584)	(5,423)
Net cash provided by (used in) operating activities	(6,733)	(17,242)

Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(1,194)	(2,798)
Purchases of short-term investments	(43,318)	(9,969)
Proceeds from sales and maturities of short-term investments	27,640	5,027
Acquisitions of businesses	(700)	—
Net cash provided by (used in) investing activities	(17,572)	(7,740)
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	20	675
Payment of contingent consideration	(828)	—
Tax payments from shares withheld upon vesting of restricted stock	(166)	—
Net cash provided by (used in) financing activities	(974)	675
Effect of exchange rate changes on cash and cash equivalents	(1,225)	1,306
Net increase (decrease) in cash and cash equivalents	(26,504)	(23,001)
Cash and cash equivalents, beginning of period	163,198	106,333
Cash and cash equivalents, end of period	$136,694	$83,332

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2013	2012
	Q1	Q4	Q3	Q2	Q1
		(in thousands)
Net Revenue by Line of Business
RealPlayer Group (A)	$22,383	$25,838	$21,392	$22,158	$22,081
Mobile Entertainment (B)	20,495	25,718	22,820	26,005	25,775
Games (C)	13,915	15,708	14,876	17,363	19,108
Total net revenue	$56,793	$67,264	$59,088	$65,526	$66,964

Net Revenue by Product
RealPlayer Group
- Licensing (D)	$8,332	$10,956	$6,757	$8,334	$7,733
- Subscriptions (E)	4,924	6,192	7,056	6,810	7,601
- Media Properties (F)	9,127	8,690	7,579	7,014	6,747

Mobile Entertainment
- SaaS (G)	18,674	22,793	20,696	23,286	23,464
- Systems Integration / Professional Services (H)	291	1,295	247	965	426
- Licensing (I)	1,530	1,630	1,877	1,754	1,885

Games
- Licensing (J)	5,249	5,222	5,136	6,053	7,587
- Subscriptions (K)	6,312	6,876	6,952	7,536	8,170
- Media Properties (L)	2,354	3,610	2,788	3,774	3,351

Total net revenue	$56,793	$67,264	$59,088	$65,526	$66,964

Net Revenue by Geography:
United States	$28,024	$28,315	$29,101	$28,614	$31,814
Rest of world	28,769	38,949	29,987	36,912	35,150
Total net revenue	$56,793	$67,264	$59,088	$65,526	$66,964

Net Revenue by Line of Business
(A) The RealPlayer Group primarily includes revenue from RealPlayer and related products, such as the distribution of third party software products, advertising on RealPlayer websites, and sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as SuperPass.

(B) The Mobile Entertainment division primarily includes revenue from SaaS services, system integration, and professional services to mobile carriers, and sales of technology licenses of our software products such as Helix.

(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within the RealPlayer Group includes sales of RealPlayer Plus software licenses to consumers and sales of intellectual property licenses.
(E) Subscriptions revenue within the RealPlayer Group includes revenue from subscriptions such as SuperPass.
(F) Media Properties revenue within the RealPlayer Group includes distribution of third party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Entertainment includes revenue from music on demand, video on demand, ringtones, ringback tones, and intercarrier messaging services provided to network services providers who are largely mobile phone networks.

(H) Systems Integration / Professional Services revenue within Mobile Entertainment includes professional services, other than those associated with software sales, provided to mobile carriers.
(I) Licensing revenue within Mobile Entertainment includes revenue from Helix-related products.
(J) Licensing revenue within Games includes retail games-related revenue, microtransactions from online and social games and sales of mobile games.
(K) Subscriptions revenue within Games includes revenue from online games subscriptions.
(L) Media Properties revenue within Games includes distribution of third party software products and advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	2013	2012
	Q1	Q4	Q1
	(in thousands)
RealPlayer Group

Net revenue	$22,383	$25,838	$22,081
Cost of revenue	5,311	5,518	4,564
Gross profit	17,072	20,320	17,517

Gross margin	76%	79%	79%

Operating expenses	16,206	13,374	15,975
Operating income (loss)	$866	$6,946	$1,542

Adjusted EBITDA	$1,331	$7,620	$1,985

Mobile Entertainment

Net revenue	$20,495	$25,718	$25,775
Cost of revenue	10,832	14,577	15,478
Gross profit	9,663	11,141	10,297

Gross margin	47%	43%	40%

Operating expenses	9,111	12,023	14,804
Operating income (loss)	$552	$(882)	$(4,507)

Adjusted EBITDA	$3,382	$1,687	$(2,077)

Games

Net revenue	$13,915	$15,708	$19,108
Cost of revenue	3,800	4,496	6,713
Gross profit	10,115	11,212	12,395

Gross margin	73%	71%	65%

Operating expenses	11,852	11,928	14,138
Operating income (loss)	$(1,737)	$(716)	$(1,743)

Adjusted EBITDA	$(1,154)	$(71)	$(1,084)

Corporate

Net revenue	$—	$—	$—
Cost of revenue	563	507	672
Gross profit	(563)	(507)	(672)

Gross margin	N/A	N/A	N/A

(Loss) Gain on sale of patents and other technology assets, net of costs	—	—	(1,580)
Operating expenses	10,544	11,729	11,582
Operating income (loss)	$(11,107)	$(12,236)	$(13,834)

Adjusted EBITDA	$(6,568)	$(5,972)	$(6,241)

Total

Net revenue	$56,793	$67,264	$66,964
Cost of revenue	20,506	25,098	27,427
Gross profit	36,287	42,166	39,537

Gross margin	64%	63%	59%

(Loss) Gain on sale of patents and other technology assets, net of costs	—	—	(1,580)
Operating expenses	47,713	49,054	56,499
Operating income (loss)	$(11,426)	$(6,888)	$(18,542)

Adjusted EBITDA	$(3,009)	$3,264	$(7,417)

RealNetworks, Inc. and Subsidiaries
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment
(Unaudited)

	2013	2012
	Q1	Q4	Q1
	(in thousands)
RealPlayer Group

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$866	$6,946	$1,542
Acquisitions related intangible asset amortization	67	62	79
Depreciation and amortization	398	612	364
Adjusted EBITDA	$1,331	$7,620	$1,985

Mobile Entertainment

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$552	$(882)	$(4,507)
Acquisitions related intangible asset amortization	813	809	802
Depreciation and amortization	2,017	1,760	1,628
Adjusted EBITDA	$3,382	$1,687	$(2,077)

Games

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(1,737)	$(716)	$(1,743)
Acquisitions related intangible asset amortization	21	—	209
Depreciation and amortization	562	645	450
Adjusted EBITDA	$(1,154)	$(71)	$(1,084)

Corporate

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(11,107)	$(12,236)	$(13,834)
Other income (expense), net	109	(433)	1,475
Depreciation and amortization	1,010	593	586
Restructuring and other charges	1,382	1,353	1,609
Stock-based compensation	2,038	1,704	2,343
Loss (Gain) on sale of patents and other technology assets, net of costs	—	—	1,580
Loss (Gain) on excess office facilities	—	3,047	—
Adjusted EBITDA	$(6,568)	$(5,972)	$(6,241)

Total

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(11,426)	$(6,888)	$(18,542)
Other income (expense), net	109	(433)	1,475
Acquisitions related intangible asset amortization	901	871	1,090
Depreciation and amortization	3,987	3,610	3,028
Loss (Gain) on excess office facilities	—	3,047	—
Restructuring and other charges	1,382	1,353	1,609
Stock-based compensation	2,038	1,704	2,343
Loss (Gain) on sale of patents and other technology assets, net of costs	—	—	1,580
Adjusted EBITDA	$(3,009)	$3,264	$(7,417)